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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 26, 2002


                           FIRST STATE BANCORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Mexico
                 (State or Other Jurisdiction of Incorporation)

         001-12487                                      85-0366665
  (Commission File Number)                   (IRS Employer Identification No.)

               7900 Jefferson, N.E., Albuquerque, New Mexico 87109 (Address of Principal Executive Offices) (Zip Code)

                                 (505) 241-7500
              (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events.

         The Registrant announced in a press release dated July 3, 2002, that it has issued approximately $25 million in trust preferred securities in an offering brought by First Tennessee and Keefe, Bruyette & Woods, Inc. on June 26, 2002. The Registrant issued these securities to provide a portion of the cash necessary to fund its proposed acquisition of First Community Industrial Bank. Should the acquisition not be consummated, the Registrant will use the proceeds for working capital and other general corporate purposes, which may include other acquisitions that the Registrant has not yet identified. Further information regarding the issuance of the trust preferred securities is contained in the press release that is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Prof Form Financial Information and Exhibits.

         Items (a) and (b) are inapplicable.

         Item (c) Exhibits.

Exhibit 99.1  Press Release issued by the Registrant, dated July 3, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST STATE BANCORPORATION

Date:  July 3, 2002                       By:  /s/  Brian C. Reinhardt
                                             ----------------------------------
                                               Brian C. Reinhardt
                                               Executive Vice President and
                                               Chief Financial Officer

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                                           EXHIBIT INDEX

Exhibit  Description
-------  -----------

99.1     Press release dated July 3, 2002.